Exhibit 10.4

AMENDMENT NO. 1

TO

EMPLOYEE BENEFITS AGREEMENT

This Amendment No. 1, dated as of March 5, 2012 (this “Amendment”), is by and among MeadWestvaco Corporation, a Delaware corporation (the “Parent”), Monaco SpinCo Inc., a Delaware corporation (“Spinco”), and ACCO Brands Corporation, a Delaware corporation (the “Company,” and together with Parent and Spinco, the “Parties”). Capitalized terms used but not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Employee Benefits Agreement, dated as of November 17, 2011 (the “Employee Benefits Agreement”) by and among the Parties, and all references to Sections herein are references to Sections of the Employee Benefits Agreement, in each case unless otherwise noted.

In consideration of the premises and the mutual promises herein made, and in consideration of the agreements herein contained, the Parties, intending to be legally bound hereby, agree as follows:

1. Amendment of Section 2.1(b). Section 2.1(b) of the Employee Benefits Agreement is hereby amended by replacing the references to “Guangzhou Trading Company Limited” set forth therein with references to “ACCO Asia Ltd.”

2. Miscellaneous. Except as expressly provided herein, all of the terms and provisions in the Employee Benefits Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Employee Benefits Agreement, or any other right, remedy, power or privilege of any party to the Employee Benefits Agreement, except as expressly set forth herein. Any reference to the Employee Benefits Agreement in the Employee Benefits Agreement or any of the other Transaction Agreements (as defined in the Merger Agreement) shall hereafter mean the Employee Benefits Agreement as amended by this Amendment. The headings of the sections of this Amendment are inserted for convenience only and shall not be deemed to constitute a part hereof. This Amendment shall be governed by and construed and interpreted in accordance with the Laws of the State of Delaware irrespective of the choice of laws principles of the State of Delaware, including all matters of validity, construction, effect, enforceability, performance and remedies. The parties may execute this Amendment in one or more counterparts, and each fully executed counterpart shall be deemed an original.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the day and year first above written.

MEADWESTVACO CORPORATION

By:	/s/ E. Mark Rajkowski
Name: E. Mark Rajkowski
Title: Senior Vice President and Chief Financial Officer

MONACO SPINCO INC.

By:	/s/ E. Mark Rajkowski
Name: E. Mark Rajkowski
Title: President

ACCO BRANDS CORPORATION

By:	/s/ Steve Rubin
Name: Steve Rubin
Title: Sr. Vice President, Secretary & General Counsel

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO EMPLOYEE BENEFITS AGREEMENT]